Sale and Purchase Contract of the capital shares of - Kawkab Venus Al Dowalyah for garment industry LLC.

This contract has been entered on 14th of July 2021 by and between each of:

First Party: Jerash garment and fashions manufacturing L.T.D (hereinafter referred by "purchaser"); authorized to sign on its behalf by Head of Jordan Operations Mr. Eric Tang And national number of the facility (200058338)

Second Party;- , Kawkab Venus Al Dowalyah Lisenaet Albesah under the number – 39206- and carrying the national number of the facility - 200145613- authorized to sign on its behalf Imran Haroon It is referred to as the seller

Recitals:

Whereas the seller own Fifty thousand cash shares which represent the Nominal shares in the capital of Kawkab Venus Al Dowalyah for garment manufacturing LLC.
And whereas the (purchaser) showed his desire to purchase and acquire all the shares of the capital of the said company taking into consideration that the company is the sole owner for the land and the building on the land number 1960 (3477 shares out of 13,660 shares of this land and the roof , and the building is 7071sqm) and therefore the first party decided to purchase and acquire of the same based on the fact that the company is existing and has obtained all official approvals and licenses and performs its activities according to the provisions of the effective Companies Law and legislations;

Now, therefore the abovementioned parties, whilst in their complete competency for act and contracting legally, have agreed as follows:

Article (1) Complementary Provision:
The above recitals and all annexes, schedules and attached documents are considered an integral part herein and are explanatory hereof.

Article (2): the following expressions and phrases included in this contract will have the meanings assigned to it, unless the context requires other meaning:

(a) Contract: means this deed related to the sale contract of the whole shares in the capital of Kawkab Venus Al Dowalyah for garment industry, which are (Fifty thousand share) to Jerash garment and fashions manufacturing Ltd. (first party – purchaser) along with all annexes, schedules and documents attached herewith.

(b) Company: means Kawkab Venus Al Dowalyah for garment manufacturing LTD registered under the number – 39206- and carrying the national number of the facility - 200145613-

(c) Shares: means the nominal amount in the company's capital is

عقد بيع وشراء حصص شركة كوكب فينوس الدولية لصناعة الألبسة ذ م م.

ابرم هذا العقد بتاريخ : 14 / 07 /2021 فيما بين كل من:-

الطرف الأول:- شركة جرش لصناعه الملابس والازياء وتحمل الرقم الوطني للمنشأة (200058338) ويشار إليه في هذا العقد ب (المشتري) مفوضاً بالتوقيع عنها مدير العمليات في الأردن السيد ايرك تانج.

الطرف الثاني:- شركة كوكب فينوس العالمية لصناعة الالبسة مسجلة تحت الرقم - 39206 - وتحمل الرقم الوطني للمنشأة - 200145613 - منوض بالتوقيع نيابة عنها عمران هارون ويشار إليه بالبائع.

التمهيد:

حيث إن (البائع) يملك (خمسون ألف حصة) نقدية وهي تشكل كامل الحصص الاسمية في رأس مال :- شركة كوكب فينوس العالمية لصناعة الالبسة وحيث أن (المشتري) قد أبدى رغبته في شراء وتملك كامل الحصص التي تمثل رأس المال في الشركة المذكورة وان الشركة هي المالك الوحيد للارض والمبنى على قطعة الارض رقم 1960 (3477 حصة من اصل 13660 حصة بالاضافة لحق الاعتلاء والمبنى المقام عليها بمساحة كلية تبلغ 7071 متر مربع) وأنه بالتالي فان الطرف الاول قد قرر الشراء والتملك على أساس أن الشركة قائمة وحاصلة على المو افقات الرسمية ولتراخيص وتزاول نشاطها وفق أحكام قانون الشركات والتشريعات السارية فقد تم الاتفاق والتراضي فيما بين (الأطراف) المذكورين وهم بكامل أهليتهم للتصرف والتعاقد قانوناً على النحو التالي:

المادة (1) النص التكميلي: يعتبر التمهيد الوارد أعلاه وكافة الملاحق والجداول والمستندات المرفقة جزءًا لا يتجزأ ومكملاً ومفسرًا لهذا العقد.

المادة (2): يكون للعبارات والمصطلحات التالية والواردة في هذا العقد المعاني الخاصة الموضحة أمام كل منها ما لم يقتضي السياق معنىً آخر:-

(أ) العقد:- يقصد به هذه الوثيقة الخاصة بعقد بيع كامل حصص رأس مال شركة كوكب فينوس العالمية لصناعة الملابس الجاهزة وعددها (خمسون ألف حصة) إلى شركة جرش لصناعة الملابس والازياء (المشتري) وكافة الملاحق والجداول والمستندات الملحقة بهذا العقد.

(ب) الشركة ويقصد بها ويقصد بها شركة كوكب فينوس العالمية لصناعة الالبسة مسجلة تحت الرقم - 39206 - وتحمل الرقم الوطني للمنشأة - 200145613

(ت) الحصص" ويقصد بها الحصص الأسمية في رأس مال الشركة وعددها (50000) خمسون ألف حصة نقدية تمثل 100% من رأس مال الشركة وما يقابلها من قيمة نقدية واموال منقولة وغير منقولة من أبنية وعقارات تملكها الشركة .

(ث) إتمام البيع" يقصد به توقيع الأطراف أمام الجهة المعنية و المختصة بما يفيد انتقال ملكية جميع حصص رأس المال في الشركة بصفة قاطعة ونهائية لصالح

(50,000) fifty thousand cash shares representing 100% of the company's capital and the corresponding cash value and buildings and real estate owned by the company.

(d) Sale Conclusion: means the parties signing the required documentations before the concerned and pertinent authorities for title conveyance of all shares in the company capital conclusively and finally to the account of (first party – purchaser) as well as the (first party – purchaser) has paid the sale price as agreed upon between the parties to this contract.

e)the land :means land #1960 name of block Abu Sawwaneh Alraqeem lands ,the seller owns 3477 shares out of 13360 shares for this land , and the right to build above the seller also owns the building that is built on this land with total area of 7071sqm .

Article (3): Shares Total Price:

It has been agreed upon that the initial shares total price is a sum of Two million seven hundred thousand US American Dollars which represent the whole and total consideration of 100% of the sales shares and company assets and as comprehensive and final settlement between the (first party – purchaser) from one side and (seller) from the other side concerning the subject matter of this contract ,It was agreed that the first party would pay:

Upon signing the memorandum of understanding for sale, USD 200,000 has been paid.

US dollars 2.5 million upon signing the shares transfer on 1st of November 2021 as per the method advised by second party

once the second party receives an amount of 200,000 US dollars, the sale and purchase agreement is duly valid while awaiting the completion of the procedures, and if the second party fails to continue to move forward to complete the procedures, it will return the received amounts in full and pay the first party a compensation of 200,000 American dollars .

Articles (4): Partners (sellers) equity and payment of the sale price:

Whereas the value of the company partners' equity which is represented in the capital and partners' current account as well as the price of all shares owned by the (sellers) in the company, has been initially determined on the light of the current evaluation by mutual agreement of the two parties at a total sum of Two million seven hundred thousand US American Dollars, the two parties have agreed that the sale price will be settled and satisfied, along with honoring all other contract conditions, the whole amount will be paid to the seller after transfer all the shares to the purchaser including the company with all its properties such as land and buildings .

Article (5): Making the final accounting report

It has agreed upon that the legal accounts auditor for The second party (the seller) will prepare the final accounting report - Financial statements as in the year 2020/2021 according to the accounting principles and evaluation rules of stocks inventory and commercial civil accounts, This report is considered an evidence on the parties (sellers and purchaser) in this regard and based on it the financial position of the company is established.

Article (6): Sale Conclusion Date

It is agreed that the sale will be completed when (the seller) signs the transfer of ownership of the shares, so that the ownership of

(الطرف الأول- المشتري) وكذلك قيام (الطرف الأول - المشتري) بدفع ثمن البيع المتفق عليه بين طرفي التعاقد.

(ج) الارض، ويقصد بها قطعة الارض رقم 1960 ،حوض ابو صوانه من اراضي الرقيم وحيث يمتلك البائع 3477 حصة من اصل 13660حصة بالاضافة لحق الاعتلاء كما يمتلم البائع المبنى المقام على هذه الارض بمساحة 7071 متر مربع .

المادة (3) إجمالي ثمن الحصص: من المتفق عليه أن إجمالي ثمن البيع المبدئي مبلغاً وقدره مليونين وسبعمائة الف دولار أمريكي، ويمثل هذا المبلغ المقابل الكلي نظير 100% من الحصص المباعة وأصول الشركة وكتسوية شاملة ونهائية فيما بين (الطرف الأول - المشتري) من جهة و(البائعين) من جهة أخرى فيما يتعلق بمحل هذا العقد. تم الاتفاق على أن يدفع الفريق الأول:-

مبلغ 200,000 دولار امركي عند توقيع مذكرة تفاهم البيع ، وقد تم دفعها مسبقا .

1- 2,500,000 دولار امريكي عند التوقيع على نقل الحصص .ويكون الدفع بالطريقة التي يرغب بها الطرف الاول

بمجرد استلام الطرف الثاني مبلغ قدره 200,000 دولار أمريكي ، تعتبر اتفاقية البيع والشراء سارية على النحو الواجب أثناء انتظار انهاء الاجراءات و إذا فشل الطرف الثاني في الاستمرار في المضي قدمًا لاستكمال الاجراءات فسوف يقوم اعادة المبالغ المستلمة كاملة بالاضافة الى دفع تعويضًا قدره 200,000 دولار أمريكي للطرف الاول .

المادة (4) حقوق الشركاء "البائع" ودفع ثمن البيع: حيث أن قيمة حقوق الشركاء في الشركة والمتمثلة في رأسمال ورصيد الحساب الجاري للشركاء وكذلك ثمن كامل الحصص التي يمتلكها (البائعان) في الشركة قد تحددت مبدئيًا في ضوء التقييم الجاري باتفاق الطرفين بمبلغ إجمالي قدره مليونين وسبعمائة الف دولار أمريكي فقد اتفق (الأطراف) على أن يتم سداد الثمن مباشرة بعد إجراء التنازل لدى دائرة مراقبة الشركات لصالح المشتري متضمنا ذلك الشركة بكامل ممتلكاتها من ارض ومباني وغيرها .

المادة (5) إعداد التقرير المحاسبي النهائي: 1- من المتفق عليه أن يقوم مدقق الحسابات القانوني للطرف الثاني (البائعين) بإعداد وإصدار التقرير المحاسبي النهائي عن البيانات المالية كما في العام 2020/ 2021 وفقًا للأصول المحاسبية وقواعد تقييم المخزون السلعي والحسابات المدنية التجارية على أن يتم الانتهاء من إعداد هذا التقرير قبل إتمام البيع. ويعد هذا التقرير حجة على (الأطراف) (البائعين والمشتري) في هذا الخصوص ويتم على أساسه الوقوف على المركز المالي للشركة.

المادة (6): تاريخ إتمام البيع: من المتفق عليه أن يتم إتمام البيع عند توقيع (البائع) على نقل ملكية الحصص وسندات تحويل الحصص مع مراعاة استيفاء باقي

the sold shares is transferred completely and permanently in favor of (the first party - the buyer) on 1st of Novemebr 2021. The partner in the second party, as the owner of the shares, undertakes to sign the shares assignment bonds.

Article (7): Sale Documents:

It is agreed that the (seller) will prepare the documents and take the following procedures on/or before the date of completing the sale on 1/11/2021and handing them over to the buyer:

a. Company registration certificate.
b. Articles of incorporation and articles of association.
c. Certificate issued by the companies controller for the amendments made on the company.
d. Copies of meeting minutes of the board of directors and general assembly.
e. Clearance certificate issued from the income and sale tax department.
f. Clearance certificate issued from the social security corporation.
g. Account statement showing the company banking position from the operating banks.
h. Cheques booklets received and not used.
i. Records of the workers and employees.
j. Clearance certificate from the competent municipalities, Amman municipality, industrial cities corporations, free zones and qualified industrial zones.
k. Any necessary notices or approval (if exist) from the loaning banks to the company or its lesser or any other party contracting with the company.
l. the financial position and the annual budget for the last two years certified by ministry of industry and trade ,

Article (8): Declarations, undertaking and guarantees of the contract parties:

The (purchaser) is completely liable and responsible concerning the obligations initiating from this contract and enjoys all the powers and authorities required for entering into this contract as well as is committed and obliged to pay the sale price to the sellers according to the payment terms provided herein.

The (purchaser) viewed the company articles of incorporation certified by the companies control department where the (first party – purchaser) assumes that all the procedures have been performed legally in the right manner at the competent official authorities and the sellers undertake to guarantee and warrant its correction and legality.

The sellers declare and undertake to the (first party – purchaser) of the following:

(a) The company is existing and organized legally and in the right manner as limited liability company at the companies control department, assumes its business activities, owns all its assets according to the regulations effective in the Hashemite Kingdom of Jordan where a current extract from the commercial registration of the company and its branches and a copy of the articles of incorporations with all further amendments thereof are presented herewith.

(b)- The total capital of The company is currently (50,000) fifty thousand dinars divided into (50,000) fifty thousand cash shares, the value of each cash share is (one dinar) and that there

شروط العقد بحيث تنتقل ملكية الحصص المباعة بصفة باتة ونهائية لصالح (الطرف الأول - المشتري) بتاريخ .2021/11/1وبتعهد الشريك في الفريق الثاني بصفته مالك الحصص بالتوقيع على سندات التنازل عن الحصص.

المادة (7) مستندات البيع: من المتفق عليه أن يقوم (البائع) و/أو الشركة بحسب الأحوال بإعداد المستندات و اتخاذ الإجراءات التالية في/ أو قبل تاريخ إتمام البيع في 2021/11/1وتسليمها للمشتري:

(أ) شهادة تسجيل الشركة.
(ب) عقد التأسيس والنظام الأساسي
(ت) شهادة صادرة عن مر اقبة الشركات بالتعديلات التي أجريت على الشركة.
(ث) نسخ محاضر اجتماع هيئة المديرين والهيئة العامة
(ج) براءة ذمة صادرة عن دائرة ضريبة الدخل والمبيعات.
(ح) براءة ذمة صادرة عن المؤسسة العامة للضمان الاجتماعي.
(خ) كشف حساب يبين موقف الشركة المصرفي من البنوك العاملة .
(د) دفاتر الشيكات المستلمة والغير مستخدمة
(ذ) القيود المتعلقة بالعاملين والموظفين.
(ر) براءة ذمة من البلديات المختصة وامانة عمان ومؤسسة المدن الصناعية والمناطق الحرة والمناطق الصناعية المؤهلة.
(ز) إن وجدت أية اخطارات أو مو افقات تكون لازمة من البنوك المقرضة للشركة أو المؤجرين لها أو أي طرف آخر يكون متعاقدًا مع الشركة.
(س) المركز المالي والميز انية السنوية لاخر سنتين.
(ش) المادة (8) : اقرارات وتعهدات وضمانات طرفي العاقد: (المشتري) مسؤولة مسؤولية تامة لجهة تحمل جميع الالتزامات الناشئة عن هذا العقد ويتمتع بكامل الصلاحيات اللازمة لإبرام هذا العقد ويلتزم بدفع ثمن البيع إلى (البائعين) وفق الكيفية المنصوص عليها بموجب أحكام هذا العقد.

اطلع (المشتري) على عقد تأسيس الشركة المثبت أمام دائرة مر اقبة الشركات ويفترض (الطرف الأول - المشتري) أن كافة الإجراءات تمت بالشكل القانوني الصحيح لدى الجهات الرسمية المختصة ويتعهد (البائعان) بضمان صحتها ومشروعيتها.

يقر ويتعهد ويضمن (البائع) لـ (الطرف الأول – المشتري) الاتي:

(أ) إن الشركة قائمة ومنظمة على الوجه القانوني الصحيح كشركة ذات مسؤولية محدودة في دائرة مر اقبة الشركات وأنها تباشر نشاطها التجاري وتملك كافة أصولها وفقًا للأنظمة السارية في _المملكة الأردنية الهاشمية، ويقدم مستخرج حديث عن السجل التجاري للشركة وفروعها ونسخة من عقد تأسيس الشركة وكل التعديلات اللاحقة.

(ب) إن إجمالي رأس مال الشركة حاليًا هو (50000) خمسون ألف ديناراً مقسم إلى (50000) خمسون ألف حصة نقدية تبلغ قيمة كل حصة نقدية (دينار واحد) و إنه لا توجد أي حصص عينية، كما أن جميع الحصص قد تم إصدارها بطريقة صحيحة

are no in-kind shares, and all shares have been issued correctly without any outstanding recovery rights and that all of the shares have been paid in full and are legally owned by (the seller) and that there are no obligations or contracts to which the company or (the seller) are a party which may require an adjustment of the company's capital or establish restrictions on the transfer of ownership of the shares.

(c)- The sellers guarantee and warrant that there are no restrictions, rights or obligations limiting the company from ownership and benefiting from its capital and fixed assets. Also, there are no existing or threatened claims, disputes, lawsuits, judicial, semi judicial or administrative actions or arbitration procedures filed by or against the company, according to the knowledge of the sellers. Moreover, no court award, judgment or order has been issued from any judicial, semi judicial, administrative or arbitration entity leading to preventing the company from undertaking any act of any type or limits its rights in practicing its business activity, The seller is responsible for compensating for any damages or losses that may be incurred by the buyer if it is found that he provided incorrect, accurate and compatible information with the data he provided to the buyer.

(d)- The seller is responsible for compensating the buyer for any damages or losses that is incurred if it is found that he provided incorrect and inaccurate information that is inconsistent with the data he provided to the buyer and acknowledges that the company's books and records and the minutes of meetings of managers, partners and the general assembly are organized in accordance with the company's articles of incorporation and other regulations and there are no obligations that have not been made Disclosure of it, except for what is stated in this contract, and there are no debts, obligations or responsibilities of the company that have not been disclosed.

(e)- there are no existing or threatened claims, disputes, lawsuits, judicial or semi judicial actions filed by or against the company according to the sellers knowledge or which might has impact on the company; and that no judgment or order has been issued by a court, arbitration panel, judicial, semi judicial or administrative entity resulting in preventing the company from taking any action of whatever type or limiting its right in this regard, and The seller bears all legal and financial responsibilities resulting from the results of the judgments, including litigation expenses and attorneys' fees

<u>Article (9): Contract termination</u>

This contract is automatically terminated without the need for excuse, judicial award, administrative order or arbitration awards in the following events:

a. If the sale and the signing of the shares assignment bonds as required by the official assignment procedures and its evidence on the date of completion of the sale stipulated in Article (6) of the contract or the date agreed upon by (the parties) in writing.
b. Also, if the buyer fails to pay the full price on the specified dates or fails to implement any of his obligations under this agreement.

من دون وجود أي حقوق استرداد معلقة عليها وأن كامل الحصص قد تم دفع قيمتها بالكامل وهي مملوكة لـ (البائع) ملكية قانونية و أنه لا توجد التزامات أو عقود تكون الشركة أو (البائع) طرفًا فيها والتي قد تتطلب تعديل رأس مال الشركة أو تقرر قيودًا على نقل ملكية الحصص.

(ج) يضمن (البائع) أنه لا توجد أي قيود أو حقوق أو التزامات أخرى تحد من ملكية و انتفاع الشركة برأسمالها وأصولها الثابتة، كما أنه لا توجد مطالبات أو منازعات أو دعاوى أو إجراءات قضائية أو شبه قضائية أو إدارية أو إجراءات تحكيم مقامة من أو ضد الشركة أو على حد علم (البائعين) مهدد بها ضد الشركة ، كما أنه لم يصدر أي حكم أو قرار أو أمر من أي جهة قضائية أو شبه قضائية أو إدارية أو هيئة تحكيم يؤدي إلى منعها من اتخاذ أي تصرف من أي نوع أو تقيد حقها في ممارسة نشاطها التجاري.

(د) البائع مسؤول بالتعويض عن أية اضرار أو خسائر قد تلحق بالمشتري في حال تبين أنه قدم معلومات غير صحيحة ودقيقة ومتو افقة مع البيانات التي قدمها للمشتري ويقر بأن دفاتر وسجلات الشركة ومحاضر اجتماعات المديرين والشركاء والهيئة العامة منظمة طبقًا لعقد تأسيس الشركة والأنظمة الأخرى ولا يوجد أي التزامات لم يتم الإفصاح عنها فيما عدا ما هو مبين في هذا العقد ولا توجد أية ديون أو التزامات أو مسؤوليات على الشركة لم يتم الإفصاح عنها.

(ه) لا توجد مطالبات أو منازعات أو دعاوى أو إجراءات قضائية أو شبه قضائية مقامة من أو ضد الشركة أو على حد علم (البائعين) مهدد بها ضد الشركة أو تكون مؤثرة على الشركة، ولم يصدر ضد الشركة أي أمر أو حكم أو قرار من أي محكمة أو لجنة تحكيم أو جهة قضائية أو شبه قضائية أو إدارية يؤدي إلى منعها من اتخاذ أي تصرف من أي نوع أو تقييد حقها في هذا الصدد، والبائع ويتحمل كافة المسؤوليات القانونية والمالية المترتبة على نتائج الاحكام بما في ذلك مصاريف التقاضي و اتعاب المحامين .

<u>المادة (9): فسخ العقد:</u> يفسخ هذا العقد تلقائيًا ودون حاجة إلى إعذار أو إنذار أو حكم قضائي أو قرار إداري أو من هيئة تحكيم في أي من الحالات التالية:

أ. إذا لم يتم البيع والتوقيع على سندات التنازل عن الحصص كما تتطلبه إجراءات التنازل الرسمية و إثباته في تاريخ إتمام البيع المنصوص عليه في المادة (6) من العقد أو التاريخ الذي يتفق عليه (الأطراف) خطيًا.

ب. كذلك في حال تخلف المشتري عن تأدية كامل الثمن في المواعيد المحددة او تخلفه عن تنفيذ أي من التزاماته بموجب هذه الاتفاقية

<u>المادة (10) المصروفات والرسوم والنفقات:</u> ما لم ينص على غير ذلك في هذا العقد فيتحمل كل طرف المصروفات التي تخصه والتي يكون قد تكبدها لإعداد العقد و إبرامه ويشمل ذلك دون حصر أتعاب المستشارين القانونيين والماليين والمحاسبين

Article (10): Expenses, Fees and Charges
Each party would assume his own expenses which incurred by him for making and concluding this contract, including without limitation, fees of the legal, financial advisors, accountants and auditors, unless otherwise is agreed upon herein.

Article (11): Whole Agreement
This contract constitutes the whole agreement between the parties, cancels and replaces any former written or oral agreements or communications between its parties for the same subject matter.

Article (12): Notices
All notices related to this contract are considered true and productive of its effects is are written and delivered in hand against signature proving the receipt or sent by registered mail, courier, fax or email to the other party at the following address:

a.The (first party – purchaser): AL-Tajamouat Industrial Estate ,Building F .
b.The Sellers AL-Tajamouat Industrial Estate,Building (R)

Article (13): Governing Law .
In its interpretation and application, this contract shall be subject to the laws, regulations and regulations in force in the Hashemite Kingdom of Jordan, and any dispute that (the parties) cannot settle amicably shall be finally settled in accordance with the provisions of Jordanian law, and the Amman Court of First Instance shall be competent to consider any dispute arising from the contract.

Article (14): Contract Duplicates
This contract has been concluded at three original copy duly signed and stamped bin both Arabic and English Languages where each party has receipt one official duplicate provided that the remaining duplicates would be deposited in the company office for future reference if necessary.
Article (15) : prepaid payment .
any prepaid payments, deposits like utility deposit, prepaid rental, prepaid insurance, or from the bank calculated along with prove given to first party and agreed by first party to pay this to second party after its received from the related department .

ومدققي الحسابات.

المادة (11) كامل الاتفاق: يشكل هذا العقد كامل ما تم الاتفاق عليه بين (الأطراف) ويلغي ويحل محل أية اتفاقات أو مراسلات خطية او شفهية سابقة فيما بين أطر افه عن ذات الموضوع.

المادة (12) الاخطارات: تعتبر جميع الإخطارات المتعلقة بهذا العقد صحيحة ومنتجة لاثارها إذا كانت خطية ومسلمة باليد مقابل التوقيع بما يفيد الاستلام أو مرسلة بالبريد المسجل بعلم الوصول أو بالبريد السريع أو بالفاكس أو بالبريد الإلكتروني إلى الطرف الاخر على العناوين التالية:-

أ. بالنسبة لـ (الطرف الأول - المشتري): التجمعات الصناعية مبنى (f)

ب. بالنسبة لـ (البائعين):- التجمعات الصناعية مبنى (.........)

المادة (13) القانون الواجب التطبيق: يخضع هذا العقد في تفسيره وتطبيقه للقوانين ولأنظمة واللوائح السارية في المملكة الأردنية الهاشمية وأي نزاع يعجز (الأطراف) عن تسويته وديًا يتم تسويته بصورة نهائية وفقًا لأحكام القانون الأردني وتكون محكمة بداية عمان هي المختصة بنظر أي منازعة ناشئة عن العقد

.المادة (14) نسخ العقد: تم إبرام هذا العقد من ثلاثة نسخ أصلية موقعة ومختومة حسب الأصول وباللغتين العربية والانجليزية، تسلم كل طرف نسخة للعمل بموجبها، على أن تودع النسخ المتبقية بمقر الشركة للرجوع إليها عند الاقتضاء.

المادة(15):المبالغ المدفوعة مسبقا جميع المبالغ المدفوعه مسبقا من قبل الطرف الثاني مثل رسوم اشتراك الخدمات والايجارات التي سيتم اعادة قيمتها و اي رديات من الضريبة او من البنوك سيتم اثباتها بدليل وبايصالات وسيقوم الطرف الاول باعادة قيم هذه المبالغ بعد استلامها من الجهات المختصه للفريق الثاني

الطرف الأول (المشتري) الطرف الثاني (البائع)

Signed : (Imran Haroon Mohamad)

For and on behalf of second party, Kawkab Venus Al Dowalyah Lisenaet Albesah Ltd

Signed : (Eric Tang)

For and on behalf of first party , Jerash Garments & Fashions Manufacturing Co.Ltd

المحامي ايمن الطيطي